                              SECURITY AGREEMENT



      THIS SECURITY AGREEMENT (this "Security Agreement") dated as of December 1, 1994 is made by AMERICAN ECOLOGY CORPORATION, a Delaware corporation, having its offices at 5333 Westheimer, Suite 1000, Houston, Texas 77056 (the "Grantor"), in favor of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Agent (in such capacity, the "Agent") for the banks (the "Banks") party to the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENT

      The Banks and the Agent have entered into an Amended and Restated Credit Agreement dated of even date herewith (the "Credit Agreement", the capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement) with the Grantor and certain of its subsidiaries as Guarantor (the "Guarantors") pursuant to which the Agent and the Banks, collectively, have agreed to make various loans to the Grantor up to a total of $43,000,000.00 (the "Loans"). It is a condition precedent to the obligation of the Banks to make the Loans under the Credit Agreement that the Grantor shall have granted the security interest contemplated by this Agreement. The Banks presently include Texas Commerce Bank National Association, Houston, Texas and may hereafter include other Persons as contemplated by the Credit Agreement.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make the Loans and issue the Letter of Credit, the Grantor hereby agrees as follows:

      SECTION 1. Defined Terms and Interpretations. (a) The term "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas; provided that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Obligations pursuant to the provisions of this Security Agreement, in any Collateral is governed by the UCC as in effect in such other jurisdiction other than Texas, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

      (b) In this Security Agreement, unless a clear contrary intention appears:

      (i) the singular number includes the plural number and vice versa;

     (ii) reference to any gender includes each other gender;

    (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Security Agreement as a whole and not to any particular Article, Section or other subdivision;

     (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Security Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Security Agreement;

  (v) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

  (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

  (vii) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

  (viii) with respect to the determination of any period of time, the word "from" means "from and including" and the word "to" means "to but excluding;" and

  (ix) reference to any law means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

   (c) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

   (d) No provision of this Security Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

      SECTION 2. Grant of Security. The Grantor hereby assigns and pledges to the Agent for the benefit of the Banks, and hereby grants to the Agent for the benefit of the Banks, a security interest in all of the Grantor's right, title and interest in and to the following, whether presently held or hereafter acquired (the "Collateral"):

      (a) All accounts, receivables, accounts receivable, lease receivables, contract rights, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, receivables, accounts receivable, lease receivables, contract rights, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles or obligations (any and all such accounts, receivables, accounts receivable, contract rights, chattel paper, drafts, acceptances, instruments, general intangibles and obligations being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts"); and

      (b) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

      The inclusion of proceeds in this Agreement does not authorize the Grantor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

      SECTION 3. Security for Obligations. This Security Agreement secures the prompt and complete (a) payment of all obligations of the Grantor to the Banks now or hereafter existing under the Revolving Credit Note and the Term Note and any duties or obligations of the Grantor under the Credit Agreement and the other Loan Documents and (b) performance and observance by the Grantor and the Guarantors of all covenants and conditions contained in the Loan Documents to which such Person is a party (including, without limitation, the covenants and conditions contained herein), and in any case whether for principal, interest, fees, expenses or otherwise (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the "Secured Obligations"), provided, that the Agent agrees that all the Collateral shall not secure any Indebtedness owing to it in respect of Letters of Credit unless and until all of the obligations to the Banks under the Advance Note and the Loan Agreement, other than Article III thereof, have been fully and finally paid.

      SECTION 4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent for the benefit of the Banks of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 5. Representations and Warranties. The Grantor represents and warrants as follows:

      (a) The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is located at the address first specified above for the Grantor. All originals of all chattel paper which evidence Receivables have been delivered to the Agent. None of the Receivables is evidenced by a promissory note or other instrument.

      (b) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance, except security interests created in favor of the Agent. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent. The Grantor has no trade names.

      (c) This Security Agreement creates a valid and perfected priority security interest in the Collateral securing the payment of the Secured Obligations, subject only to security interests created in favor of the Agent and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

      (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Grantor or (ii) for the perfection of or the exercise by the Agent or any Bank of its rights and remedies hereunder, other than the filing of financing statements with the Secretary of State of the States of Texas and Delaware.

      (e) The Grantor has full power and authority to pledge all of its right, title and interest in and to the Collateral pursuant to this Security Agreement.

      (f) This Security Agreement has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms.

      SECTION 6. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or any Bank may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) mark conspicuously each chattel paper included in the Receivables and, at the request of the Agent, each of its records pertaining to the Collateral with a legend indicating that such document or chattel paper is subject to the security interest granted hereby;
(ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, upon request of the Agent, the Grantor shall deliver and pledge to the Agent such note, instrument or chattel paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

      (b) The Grantor hereby authorizes the Agent for the benefit of the Banks to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      (c) The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or any Bank may reasonably request, all in reasonable detail.

      (d) Grantor will promptly notify the Agent of any change of its name, corporate structure, federal tax identification number or the address of its principal place of business or chief executive office.

      SECTION 7. Grantor's Rights and Duties. (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location therefor specified in Section 5(a) or, upon 30 days, prior written notice to the Agent, at such other locations in a jurisdiction where all action required by Section 6 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Agent or any Bank at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

      (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Agent,s direction, shall take) such action as the Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default and upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent for the benefit of the Banks and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Banks hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent for the benefit of the Banks in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided by Section 12(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, except with the prior written consent of the Agent.

      SECTION 8. Transfers and Other Liens. The Grantor shall not: (a) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of any of the Collateral, (other than in the ordinary course of business) or (b) create or suffer to exist any lien or security interest upon or with respect to any of the Collateral, except for the security interests created by this Security Agreement.

      SECTION 9. Agent Appointed Attorney-in-Fact. Effective upon the occurrence of and continuance of an Event of Default, the Grantor hereby irrevocably appoints the Agent the Grantor,s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Agent or any Bank or otherwise, from time to time in the Agent,s sole discretion, to take any action and to execute any instrument which the Agent or any Bank may deem necessary or advisable to accomplish the purposes of this Security Agreement (subject to the rights of the Grantor under Section 7), including:

      (a) to obtain and adjust any insurance required to be paid to the Agent pursuant hereto,

      (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the

Collateral,

      (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above,

      (d) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral, and

      (e) to sell, transfer, assign, or otherwise deal in or with the Collateral or the proceeds or avails thereof, as provided herein and subject to applicable law, as fully and effectually as if the Agent were the absolute owner thereof; provided, that the Agent shall give the Grantor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Grantor agrees that such notice constitutes "reasonable notification" with the meaning of (S) 9.504(c) of the UCC.

      SECTION 10. Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 13.

      SECTION 11. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in it possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.

      SECTION 12. Remedies. If any Event of Default shall have occurred and be continuing:

      (a) The Agent for the benefit of the Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and the Agent may also (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification thereof. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the sole discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant hereto) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 13. Indemnity and Expenses. (a) The Grantor shall indemnify the Agent and each Bank, any Affiliate thereof and their respective directors, officers, employees and agents from and hold each of them harmless against any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from (i) this Security Agreement (including enforcement of this Security Agreement) or (ii) any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Grantor shall reimburse the Agent and each Bank, each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding, but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful
misconduct of the Person to be indemnified.   IT IS THE EXPRESS INTENTION OF THE
GRANTOR THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISING OUT OF OR RESULTING FROM THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. Without prejudice to the survival of any other obligations of the Grantor hereunder and under the other Loan Documents, the obligations of the Grantor under this Section shall survive the termination of this Security Agreement.

      (b) The Grantor agrees to pay within 10 days after demand to the Bank the amount of any and all reasonable expenses, including the fees and disbursements of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Security Agreement, (ii) the evaluation, appraisal, custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof. Grantor agrees to pay interest on any expenses or other sums payable to the Agent hereunder that are not paid when due at a rate per annum equal to the Highest Lawful Rate.

      SECTION 14. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Grantors, mailed or telecopied or delivered to them, addressed to them at the addresses provided for the Grantors in the introductory paragraph to this Security Agreement, Attention: Mr. William P. McCaughey, Telecopy No. (713) 624-1999, if to the Agent to it at 712 Main Street, Houston, Texas 77002,
Attention: Mr. Ernest L. Smith, Telecopy No. (713) 216-6004, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section.
All such notices and other communications shall, when mailed or telecopied, or delivered respectively, be effective when mailed by certified mail return receipt requested to any party as its address specified herein, or telecopied to any party to the telecopy number set forth herein, as applicable, or delivered personally to any party at its address specified above.

      SECTION 16. Waiver of Marshalling. All rights of marshalling of assets of Grantor, including any such right with respect to the Collateral, are hereby waived by Grantor.

      SECTION 17. Termination; Reinstatement. (a) The Grantor agrees that this Security Agreement and the liens and security interest granted herein shall terminate only when all Secured Obligations have been fully paid and performed at which time the Agent upon the Grantor's request shall reassign and redeliver, including the termination of any financing statements or cause to be reassigned and redelivered) to the Grantor, or to such Person or Persons as the Grantor shall designate in writing, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder. Any such reassignment shall be without recourse upon, or representation or warranty by the Agent (other than that the Agent has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Security Agreement) and shall be at the sole cost and expense of the Grantor.

      (b) This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent upon the filing of any bankruptcy proceeding by or of the Grantor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Grantor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

      SECTION 18. Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      SECTION 19. Separability. Should any clause, sentence, paragraph, subsection or Section of this Security Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Security Agreement, and the parties hereto agree that the part or parts of this Security Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

      SECTION 20. No Waiver; Remedies. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 21. Execution in Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 22. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns and (c) inure to the benefit of the Banks and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent may assign or otherwise transfer all or a portion of any of the Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to each Bank herein or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent will, at the Grantor,s expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 23. Appraisals. The Grantor agrees that at its expense,upon request of the Agent, it shall deliver to the Agent an appraisal of the Collateral, in form and substance satisfactory to the Agent.

      SECTION 24. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Grantor in connection herewith shall survive the execution and delivery of this Agreement and repayment of the Obligations. Any investigation by the Agent shall not diminish in any respect whatsoever its rights to rely on such representations and warranties.

      SECTION 25. Security Interest Absolute. All rights of the Agent and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:

  (i) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

 (ii) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any of the Notes;

(iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the

Secured Obligations; or

 (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Partnership or a third party grantor of a security interest.

      SECTION 26. Governing Law; Terms. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS , EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

      SECTION 27. Submission To Jurisdiction. (A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE GRANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE NON EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN
SECTION 15, SUCH SERVICE TO BECOME EFFECTIVE THIRTY DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION.

      (B) THE GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      SECTION 28. Waiver of Jury Trial. THE GRANTOR, HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS SECURITY AGREEMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED

BEFORE A COURT AND NOT BEFORE A JURY.

      SECTION 29. Final Agreement of the Parties. THIS SECURITY AGREEMENT (INCLUDING THE SCHEDULES AND EXHIBITS HERETO), THE NOTES, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer duly authorized as of the date first above written.


                                  AMERICAN ECOLOGY CORPORATION


                                  By: /s/ William P. McCaughey
                                     __________________________________
                                      William P. McCaughey
                                      Treasurer